                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                         REGIONS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

(Regions Logo)

                         REGIONS FINANCIAL CORPORATION
                             POST OFFICE BOX 10247
                         BIRMINGHAM, ALABAMA 35202-0247
                             TELEPHONE 205 944-1300

To the Stockholders:

     You are cordially invited to attend the thirty-first annual meeting of the stockholders of Regions Financial Corporation to be held at 10:00 a.m. local time, on May 20, 2002, at the Regions Bank Building, 8 Commerce Street, Montgomery, Alabama.

     We hope you will plan to attend the stockholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may withdraw your proxy.

     A reception and coffee will be held from 9:00 a.m. until 10:00 a.m., on the fourth floor of the Regions Bank Building. We hope you will find it convenient to come early enough to enjoy this social time prior to the stockholders' meeting. To help us plan for the meeting and the reception, please complete and return the accompanying postage-paid postcard if you plan to attend the annual meeting.

                                              /s/ Carl E. Jones, Jr.

                                              Carl E. Jones, Jr.
                                              Chairman of the Board

April 10, 2002

                         REGIONS FINANCIAL CORPORATION
                             POST OFFICE BOX 10247
                         BIRMINGHAM, ALABAMA 35202-0247
                             TELEPHONE 205 944-1300
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held May 20, 2002
                             ---------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Regions Financial Corporation (Regions or Company), a Delaware corporation, will be held at the Regions Bank Building, 8 Commerce Street, Montgomery, Alabama, on Monday, May 20, 2002, at 10:00 a.m. local time, for the purpose of considering and acting on the following:

          1. To elect the three nominees named in the Proxy Statement as directors to serve for three year terms or until their successors have been elected and qualified.

          2. Proposal to ratify the Board of Directors' selection of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2002.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 1, 2002, are entitled to receive notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the main office of Regions Bank, 417 North 20th Street, Birmingham, Alabama. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. Alternatively, you may vote your shares by telephone or via the Internet. Instructions are included with the proxy card. If you attend the annual meeting, you may vote in person if you wish, even if you previously have returned your proxy card or voted by telephone or on the Internet. The proxy may be revoked at any time prior to its exercise.

                                          By Order of the Board of Directors

                                          /s/ SAMUEL E. UPCHURCH, JR.

                                          Samuel E. Upchurch, Jr.
                                          Corporate Secretary

April 10, 2002

                         REGIONS FINANCIAL CORPORATION
                             POST OFFICE BOX 10247
                         BIRMINGHAM, ALABAMA 35202-0247
                             TELEPHONE 205 944-1300

                             ---------------------

                                PROXY STATEMENT
                    FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

     Regions Financial Corporation (Regions or the Company) is furnishing this Proxy Statement to the stockholders in connection with the 2002 annual meeting of stockholders to be held on Monday, May 20, 2002, at 10:00 a.m. local time at the Regions Bank Building, 8 Commerce Street, Montgomery, Alabama, and at any adjournment thereof. The matters to be considered and acted upon are (1) the election of three nominees as directors of the corporation, (2) proposal to ratify the Board of Directors' selection of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2002, and (3) such other business as may properly come before the meeting.

     The enclosed proxy is solicited on behalf of the board of directors of Regions and is revocable by the stockholder at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

     Participants in Regions' Dividend Reinvestment Plan and Directors' Stock Incentive Plan will note that shares held by the administrator for such plans are shown on the enclosed proxy card in addition to shares held directly by the stockholder in certificate form. Signing and returning the proxy card will enable voting of all shares, including those held in such plans.

     The annual report of Regions Financial Corporation for the year 2001, including financial statements, has been mailed to all stockholders. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

              The date of this proxy statement is April 10, 2002.

               SOLICITATION, VOTING, AND REVOCABILITY OF PROXIES

     This is the first mailing of proxy solicitation materials to stockholders. Regions will solicit proxies by mail and also may solicit proxies by telephone or telegram or in person by the directors, officers, and employees of Regions, who will receive no additional compensation for such solicitation but may be reimbursed for out-of-pocket expenses. Brokerage houses, nominees, fiduciaries, and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their out-of-pocket expenses. Regions has retained D.F. King & Co., Inc. to assist in the solicitation of proxies. It is anticipated that the fee of such firm will not exceed $7,000 plus reasonable out-of-pocket costs and expenses authorized by Regions.

     Stockholders are urged to sign and date the enclosed proxy card and return it as promptly as possible in the envelope enclosed for that purpose. Stockholders of record can also give proxies by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate Regions stockholders' identities, to allow Regions stockholders to give their voting instructions, and to confirm that Regions stockholders' instructions have been recorded properly. Regions has been advised by counsel that the procedures that have been put in place for telephone and Internet voting are consistent with the requirements of applicable law. Stockholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, and that there may be some risk a stockholder's vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

     Any Regions stockholder who has delivered a proxy or voted by telephone or the Internet may revoke it at any time before it is voted by giving notice of revocation in writing or submitting to Regions a signed proxy card bearing a later date, provided that such notice or proxy card is actually received by Regions before the vote of stockholders or in open meeting prior to the taking of stockholder vote at the Regions annual meeting. Any notice of revocation should be sent to Regions Financial Corporation, 417 North 20th Street, Birmingham, Alabama 35203; Attention: Samuel E. Upchurch, Jr., Corporate Secretary. A proxy will not be revoked by death or supervening incapacity of the stockholder executing the proxy unless, before the vote, notice of such death or incapacity is filed with the Corporate Secretary.

     The shares of Regions Common Stock represented by properly executed proxies received at or prior to the annual meeting and not subsequently revoked will be voted as directed in such proxies. If instructions are not given, shares represented by proxies received will be voted for the election of the three nominees for director named in this proxy statement, for the proposal to ratify the Board of Directors' selection of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2002, and in the discretion of the proxy holder as to any other matters that properly may come before the annual meeting. If necessary, and unless contrary instructions are given, the proxy holder also may vote in favor of a proposal to adjourn the annual meeting to permit further solicitation of proxies in order to obtain sufficient votes to approve the matters presented or any other matter that properly comes before the annual meeting. Proxies representing shares which were voted against any of the matters presented will not be voted in favor of any proposal to adjourn the annual meeting.

     Please note that the procedures for voting by telephone or over the Internet differ depending on whether Regions shares are held in your own name or are held for you in a nominee or brokerage account ("street" name).

For Regions shares held in your name:

     Any Regions stockholder of record desiring to vote by telephone or over the Internet will be required to enter the unique control number imprinted on such holder's Regions proxy card, and therefore should have the proxy card in hand when initiating the session.

     - To vote by telephone, dial 1-877-PRX-VOTE (1-877-779-8683) on a touch tone telephone, and follow the simple menu instructions provided. There is no charge for this call.

     - To vote over the Internet, log on to the website http://www.eproxyvote.com/rgbk and follow the simple instructions provided. Similar instructions are included on the enclosed Regions proxy card.

For Regions shares held in nominee accounts ("street" name):

     A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. Votes submitted via the Internet through the ADP program must be received by May 16, 2002. The giving of such proxy will not affect your right to vote in person should you decide to attend the annual meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of April 1, 2002, Regions had issued 230,854,787 shares of common stock, of which 1,196,000 shares were held as treasury stock and 229,658,787 shares were outstanding. Stockholders are entitled to one vote for each share on all matters to come before the meeting. Only stockholders of record at the close of business on April 1, 2002, will be entitled to vote at the meeting or any adjournment thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of December 31, 2001, all Regions' affiliate banks beneficially held in a fiduciary capacity for others under numerous trust relationships, 10,988,148 shares or 4.8% of Regions' outstanding common stock. Regions' affiliate bank trust departments have sole voting power with respect to 10,356,559 of these shares or 4.5%, shared voting power with respect to 55,392 of these shares, sole dispositive power with respect to 3,559,241 of these shares and shared dispositive power with respect to 1,803,913 of these shares. No entity is known to the Company to be the beneficial owner of more than five percent of any class of voting securities.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     As of April 1, 2002, Allen B. Morgan, Jr. was the only director or nominee for director who is deemed to beneficially own more than 1% of Regions common stock. As of such date, Mr. Morgan beneficially owned 3,433,040 shares or 1.49% of the Company's outstanding common stock. All directors and executive officers of Regions, as a group, owned beneficially a total of 7,991,228 shares (which includes 1,866,090 shares that are the subject of presently exercisable options) or 3.48% of the Company's outstanding common stock. Information with respect to beneficial ownership is based upon information furnished by each officer, director or nominee, or contained in filings made with the Securities and Exchange Commission.

     The following table presents information concerning the beneficial ownership of Regions' common stock by certain of its executive officers at April 1, 2002. For beneficial ownership information of each director, see "Election of Directors."

                                                                          REGIONS STOCK BENEFICIALLY OWNED
                                                                          --------------------------------
NAME AND ADDRESS                                         TITLE OF CLASS   NO. OF SHARES(1)     % OF CLASS
----------------                                         --------------   -----------------    -----------
Carl E. Jones, Jr......................................      Common             873,164            .38%
  Birmingham, Alabama
Richard D. Horsley.....................................      Common             599,460            .26
  Birmingham, Alabama
Allen B. Morgan, Jr....................................      Common           3,433,040           1.49
  Memphis, Tennessee
John I. Fleischauer, Jr................................      Common             199,399            .09
  Little Rock, Arkansas
Peter D. Miller........................................      Common             426,582            .19
  Gainesville, Georgia

---------------

(1) The amounts shown represent the total shares beneficially owned by such individuals, restricted shares (90,641 for Mr. Jones, 37,820 for Mr. Horsley, 35,000 for Mr. Fleischauer, and 35,000 for Mr. Miller) and shares which are issuable upon the exercise of all stock options which are currently exercisable and exercisable within 60 days. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of such stock options: Mr. Jones, 362,903; Mr. Horsley, 273,304; Mr. Morgan, 41,666; Mr. Fleischauer, 133,804; and Mr. Miller 238,386.

     No change in control of Regions has occurred since January 1, 2001, and no arrangements are known to Regions which may at a later date result in a change in control of the Company.

                             ELECTION OF DIRECTORS

     Regions recommends the election of Sheila S. Blair, Allen B. Morgan, Jr. and C. Kemmons Wilson, Jr. as directors, to hold office for a term of three years expiring with the annual meeting of stockholders to be held in 2005 or until their successors are elected and qualified. The proxy will be voted FOR the nominees, unless otherwise directed. If any nominee is not available for election, the proxies will be voted for such substitute nominee as the board of directors may designate. Regions has no reason to believe that any substitute nominee or nominees will be required. The proxies will not be voted for more than three nominees.

INFORMATION ON DIRECTORS

     The following table indicates the age, residence, principal occupation or employment for the last five years of each nominee and director whose term of office continues after the meeting, position and offices held with Regions or its subsidiaries, the year the director was first elected, and the number of shares of common stock of the Company beneficially owned at April 1, 2002.

                                                                                               YEAR
                                 PRESENT OCCUPATION          POSITION AND          YEAR       TERM OF
NAME OF NOMINEE                     AND PRINCIPAL          OFFICES HELD WITH       FIRST      OFFICE
OR DIRECTOR,                       OCCUPATION FOR             REGIONS AND         ELECTED      WILL
RESIDENCE, AND AGE                 LAST FIVE YEARS           SUBSIDIARIES       AS DIRECTOR   EXPIRE
------------------            -------------------------  ---------------------  -----------   -------
Sheila S. Blair(1)            Retired, formerly          Director, Regions         1989        2002
 Birmingham,                  Executive Director, The
 Alabama                      Greater Birmingham
 67                           Foundation (Community
                              foundation)
James B. Boone, Jr.           Chairman of the Board,     Director, Regions         1985        2003
 Tuscaloosa,                  Boone Newspapers, Inc.
 Alabama                      (Newspaper publishing,
 66                           management and ownership)
James S.M. French             Chairman and President,    Director, Regions         1986        2003
 Birmingham,                  Dunn Investment Co.
 Alabama                      (Construction,
 62                           construction materials,
                              investments)
Richard D. Horsley            Vice Chairman of the       Director, Regions;        1982        2003
 Birmingham,                  Board and Executive        Director, Regions
 Alabama                      Financial Officer,         Bank, Regions Agency,
 59                           Regions and Regions Bank   Inc., Regions
                                                         Mortgage, Inc.,
                                                         Regions Life
                                                         Insurance Company,
                                                         and EFC Holdings
                                                         Corporation
Carl E. Jones, Jr.            Chairman, President, and   Director, Regions;        1997        2004
 Birmingham,                  Chief Executive Officer,   Director, Regions
 Alabama                      Regions and Regions Bank,  Bank, Regions
 61                           formerly Regional          Mortgage, Inc.,
                              President, Regions         Regions Interstate
                                                         Billing Service,
                                                         Inc., and EFC
                                                         Holdings Corporation
Allen B. Morgan, Jr.(1)       Chairman and Chief         Chairman and Chief        2001        2002
 Memphis,                     Executive Officer, Morgan  Executive Officer,
 Tennessee                    Keegan, Inc. and Morgan    Morgan Keegan &
 59                           Keegan & Company, Inc.     Company, Inc.
Michael W. Murphy             President, Marmick Oil     Director, Regions         1998        2004
 El Dorado,                   Company (Oil and gas
 Arkansas                     exploration and
 54                           production)

                                     NUMBER OF SHARES BENEFICIALLY
                                        OWNED AT APRIL 1, 2002
NAME OF NOMINEE                    -----------------------------------
OR DIRECTOR,                                        (2)       PERCENT
RESIDENCE, AND AGE                 DIRECTLY      INDIRECTLY   OF CLASS
------------------                 ---------     ----------   --------
Sheila S. Blair(1)                   107,082        17,048       .05%
 Birmingham,
 Alabama
 67
James B. Boone, Jr.                   31,609        11,733       .02
 Tuscaloosa,
 Alabama
 66
James S.M. French                     30,470       103,696       .06
 Birmingham,
 Alabama
 62
Richard D. Horsley                   599,460(3)          0       .26
 Birmingham,
 Alabama
 59
Carl E. Jones, Jr.                   835,990(3)     37,174       .38%
 Birmingham,
 Alabama
 61
Allen B. Morgan, Jr.(1)            3,167,565(3)    265,475      1.49
 Memphis,
 Tennessee
 59
Michael W. Murphy                          0         3,639       .00
 El Dorado,
 Arkansas
 54

                                                                                               YEAR
                                 PRESENT OCCUPATION          POSITION AND          YEAR       TERM OF
NAME OF NOMINEE                     AND PRINCIPAL          OFFICES HELD WITH       FIRST      OFFICE
OR DIRECTOR,                       OCCUPATION FOR             REGIONS AND         ELECTED      WILL
RESIDENCE, AND AGE                 LAST FIVE YEARS           SUBSIDIARIES       AS DIRECTOR   EXPIRE
------------------            -------------------------  ---------------------  -----------   -------
Henry E. Simpson              Attorney, Lange, Simpson,  Director, Regions         1973        2004
 Birmingham,                  Robinson & Somerville LLP
 Alabama
 67
W. Woodrow Stewart            Attorney, Stewart, Melvin  Director, Regions         1999        2003
 Gainesville,                 & Frost
 Georgia
 63
John H. Watson                Chairman, Smith, Inc.      Director, Regions         1999        2004
 Dothan,                      (Heating and air
 Alabama                      conditioning)
 64
C. Kemmons Wilson, Jr.(1)     Chairman, Wilson Hotel     Director, Regions         1999        2002
 Memphis,                     Management Co., Inc.
 Tennessee                    (Hotel management and
 55                           franchising)

                                NUMBER OF SHARES BENEFICIALLY
                                   OWNED AT APRIL 1, 2002
NAME OF NOMINEE               ---------------------------------
OR DIRECTOR,                                 (2)       PERCENT
RESIDENCE, AND AGE            DIRECTLY    INDIRECTLY   OF CLASS
------------------            ---------   ----------   --------
Henry E. Simpson                148,202     57,523        .09%
 Birmingham,
 Alabama
 67
W. Woodrow Stewart               14,750          0        .01
 Gainesville,
 Georgia
 63
John H. Watson                  170,604     18,778        .08
 Dothan,
 Alabama
 64
C. Kemmons Wilson, Jr.(1)       188,964          0        .08
 Memphis,
 Tennessee
 55

---------------

(1) Nominee for election at 2002 stockholders' meeting.
(2) Indirect beneficial ownership includes shares, if any, (a) owned as trustee in which the director or any member of his/her immediate family has a beneficial interest, or (b) held in a trust in which the director has a beneficial interest, or (c) owned and traded in the name of the spouse, minor children or other relative of the director living in his/her home, or
    (d) owned by a corporation, partnership or other legal organization in which the director has a substantial beneficial interest.
(3) Includes 273,304 shares for Mr. Horsley, 362,903 shares for Mr. Jones, and 41,666 for Mr. Morgan that are the subject of presently exercisable options.

     Of the directors or nominees for director, none is a "control person" of the Company by virtue of stock ownership. The only persons who might be considered "control persons" of the Company are Carl E. Jones, Jr., President and Chief Executive Officer and Richard D. Horsley, Vice Chairman and Executive Financial Officer, who gain any control they may exercise by virtue of office.

     Of the nominees and directors listed above, two also serve as directors of other companies with a class of securities registered under the Securities Exchange Act of 1934. James S. M. French serves as a director of Energen Corporation, Hilb, Rogal and Hamilton Company, and Protective Life Corporation and Michael W. Murphy as a director of Murphy Oil Company.

THE BOARD AND COMMITTEES OF THE BOARD

     Regions held eight directors' meetings during 2001. All directors attended at least 75% of the aggregate of the meetings held by the board and by committees of which they were members, except Michael W. Murphy, who attended 50% of such meetings and James S.M. French, who attended 73% of such meetings. Among other board committees, Regions has an audit committee and a compensation committee that meet as needed. While Regions has no nominating committee designated as such, the functions of a nominating committee are performed by the personnel committee.

     AUDIT COMMITTEE. The Audit Committee, which held four meetings in 2001, consists of Sheila S. Blair (Chairman), Henry E. Simpson, and Lee J. Styslinger, Jr. Committee members satisfy the independence requirements of both the Nasdaq listing criteria and the Company's audit committee charter. Duties of the Committee include reviewing with the Company's independent auditors, Ernst & Young LLP, the planning and results of the auditing engagement, reviewing the activities and recommendations of the Company's internal auditors, and reviewing the adequacy of internal accounting controls. Additional information regarding the functions performed by the Committee and its membership is set forth in the "Report of Audit Committee," included immediately below.

                             AUDIT COMMITTEE REPORT

     Regions' audited financial statements at and for the three year period ended December 31, 2001, are included in Regions Annual Report on Form 10-K for the fiscal year 2001. Regions, acting through its management and board of directors, has the primary responsibility for the financial statements and the reporting process, including the systems of internal accounting controls. Ernst & Young LLP, independent auditors engaged by Regions, are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The Audit Committee oversees Regions' financial reporting process on behalf of the board of directors. In fulfilling its oversight responsibilities, the Committee has reviewed the audited financial statements with Regions' management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee has reviewed with Ernst & Young LLP their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States.

     The Audit Committee has discussed with Ernst & Young LLP their independence in relation to Regions and Regions' management, including the matters addressed in the written disclosures provided to Regions by Ernst & Young, as required by the Independence Standards Board, the standard-setting body governing the independence of auditors in relation to their public company clients. Fees for the last annual audit were $823,000. Fees for audit related services were $964,000 and fees for non-audit services were $3.7 million, totaling $4.7 million for other fees. Audit related services include fees for subsidiary audits, statutory audits, employee benefit plan audits, FDICIA reviews, SAS-70 reviews, and SEC registration statements. Non-audit services included fees for tax services, human resources actuarial services and risk management services. No information technology consulting services were provided by the independent auditors. The Committee has considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining their independence.

     The Audit Committee has discussed with the Company's internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The Committee regularly meets with Regions' internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal accounting and financial reporting controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

          Sheila S. Blair
          Henry E. Simpson
          Lee J. Styslinger, Jr.

     Compensation Committee. The compensation committee, which held two meetings during 2001, consists of Lee J. Styslinger, Jr. (Chairman), Sheila S. Blair, and C. Kemmons Wilson, Jr.

     The role of the compensation committee is to establish and monitor compensation issues within the broad area of human resources management. The compensation committee exercises administrative responsibility in working with Company management on the development and clarification of the Company's compensation philosophy, articulating reasons behind design of the Company's pay and benefits programs and their relationship to corporate objectives and competitive practices.

     The functions of the compensation committee are recommending to the board the compensation arrangements for executive management, approving compensation arrangements for senior company officers, making recommendations to the board concerning compensation plans in which officers are eligible to participate and recommending to the board the establishment of or changes in benefit plans in which officers are eligible to participate, and recommending to the board the establishment of or changes in benefit plans in which officers and employees participate (including the authority to make amendments to tax-qualified plans in which officers participate).

     In discharging its responsibility, the compensation committee has, from time to time, used the services of compensation consultants for guidance with respect to competitive data and practices of other banks.

SECTION 16 TRANSACTIONS

     Section 16(a) of the Securities Exchange Act of 1934 requires Regions' executive officers and directors to file reports of ownership and changes in ownership of Regions' stock with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish Regions with copies of all Section 16(a) forms they file.

     Based on a review of the forms filed during 2001, Regions believes that its executive officers and directors complied with all applicable filing requirements.

                 EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     The following table is a summary of certain information concerning the compensation earned by Regions' chief executive officer and each of the other four most highly compensated executive officers during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                              -------------------------------------------   -------------------------------
                                                                                   AWARDS          PAYOUTS
                                                                OTHER       --------------------   --------       ALL
                                                                ANNUAL      RESTRICTED    STOCK      LTIP        OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY      BONUS      COMPENSATION    STOCK(1)    OPTIONS   PAYOUTS    COMPENSATION
---------------------------   ----   --------   ----------   ------------   ----------   -------   --------   ------------
Carl E. Jones, Jr...........  2001   $750,000   $  871,875        0         $1,532,500   200,000   $      0     $168,375(2)
  Chairman, President and     2000    650,000      459,225        0            703,281   100,000    115,000       82,135
  Chief Executive Officer     1999    650,000      184,860        0                  0    33,750    384,688       74,741

Richard D. Horsley..........  2001    357,000      375,388        0            558,100    80,000          0      130,525(3)
  Vice Chairman and           2000    326,999      206,473        0            301,406    60,000    115,000      105,547
  Executive Financial
    Officer                   1999    317,000       67,616        0                  0    26,250    384,688       95,032

Allen B. Morgan, Jr.(4).....  2001    130,000    1,370,000        0                  0   125,000          0        2,425(5)

John I. Fleischauer, Jr.....  2001    320,000      334,404        0            558,100    80,000          0       41,795(6)
  Regional President          2000    302,702      127,000        0            301,406    60,000          0       18,591
                              1999    282,703      108,762        0                  0    18,804          0            0

Peter D. Miller.............  2001    310,000      266,009        0            558,100    80,000          0       42,051(7)
  Regional President          2000    280,000      135,303        0            301,406    60,000    230,000       17,143
                              1999    240,000       87,106        0                  0    26,250          0       18,707

---------------

(1) The Terms of the Restricted Stock awards are determined by the compensation committee. Under the terms of the currently outstanding Restricted Stock awards, the named executives must remain employed with Regions for the duration of the restrictive period at the same or higher level in order for the shares to be released. During the restriction period, the named executive is eligible to receive dividends and exercise voting privileges on such restricted shares. If any of the restrictions are removed at the discretion of the compensation committee, the named executive officer will receive a stock certificate for some percentage or all of the awarded restricted shares. The restricted shares are not transferable by the named executive during the restriction period. The compensation committee has the discretion to modify the terms of the Restricted Stock awards. The restrictive period for the restricted stock awarded in 2000 is seven years from the date of grant, but the restrictions will automatically lapse sooner if specified performance criteria are met. The performance criteria relate to total stockholder return objectives relative to a group of peer institutions. At December 31, 2001, Mr. Jones had 90,641 shares of Restricted Stock with a fair market value of $2.7 million, Mr. Horsley had 37,820 shares of Restricted Stock with a fair market value of $1.1 million, Mr. Morgan had no shares of Restricted Stock, Mr. Fleischauer had 35,000 shares of Restricted Stock with a fair market value of $1.1 million, and Mr. Miller had 35,000 shares of Restricted Stock with a fair market value of $1.1 million.
(2) Includes $72,092 allocated to Mr. Jones in 2001 under the 401k plan; $37,404 allocated to Mr. Jones in 2001 under the profit sharing plan; and $58,879 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 2001 resulting from premium payments for a life insurance benefit plan for Mr. Jones. This plan serves as an offset to an existing supplemental retirement plan.
(3) Includes $32,846 allocated to Mr. Horsley in 2001 under the 401k plan; $17,821 allocated to Mr. Horsley in 2001 under the profit sharing plan; and $79,858 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 2001 resulting from premium payments for a life insurance benefit plan for Mr. Horsley. This plan serves as an offset to an existing supplemental retirement plan.
(4) Mr. Morgan became employed by Regions on March 30, 2001; all amounts were accrued and paid after that date.

(5) Represents the amount allocated to Mr. Morgan in 2001 under the 401k plan.
(6) Includes $25,146 allocated to Mr. Fleischauer in 2001 under the 401k plan and $16,649 allocated to Mr. Fleischauer in 2001 under the profit sharing plan.
(7) Includes $26,580 allocated to Mr. Miller in 2001 under the 401k plan and $15,471 allocated to Mr. Miller in 2001 under the profit sharing plan.

STOCK OPTIONS

     The following table presents information concerning individual grants of options to purchase Regions' common stock made during 2001 to the named executive officers.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                  NUMBER OF              % OF TOTAL         EXERCISE
                            SECURITIES UNDERLYING     OPTIONS GRANTED         PRICE                           GRANT DATE
NAME                           OPTIONS GRANTED      TO EMPLOYEES IN 2001   (PER SHARE)   EXPIRATION DATE   PRESENT VALUE(1)
----                        ---------------------   --------------------   -----------   ---------------   ----------------
Carl E. Jones, Jr. .......         150,000                  1.7%             $27.905         1/16/11           $792,578
                                    50,000                   .6                30.65         4/18/11            289,501
Richard D. Horsley........          80,000                   .9               27.905         1/16/11            421,709
Allen B. Morgan, Jr. .....         125,000                  1.4                28.81         3/30/11            686,905
John I. Fleischauer,
  Jr. ....................          80,000                   .9               27.905         1/16/11            421,709
Peter D. Miller...........          80,000                   .9               27.905         1/16/11            421,709

---------------

(1) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize depends on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on the assumptions of expected stock price volatility of .222, risk-free rate of return of 4.3%, dividend yield of 3.7% and expected time to exercise of 5 years.
(2) All options granted in 2001 become exercisable graduated over a three year period, with 50% exercisable after 12 months, 25% exercisable after 24 months, and 25% exercisable after 36 months, except that exercisability is delayed for an additional 12 months to the extent the value of incentive stock options (determined as of the date of grant) first exercisable in a calendar year exceeds $100,000 as to any recipient.

     The following table presents information concerning exercises of stock options to purchase Regions' common stock during 2001 and the number and value of unexercised options and stock appreciation rights (SAR) held by the named executive officers.

                    AGGREGATED OPTION/SAR EXERCISES IN 2001

                                                             NUMBER OF SECURITIES   VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED      IN-THE-MONEY
                                                                 OPTIONS/SARS           OPTIONS/SARS
                                                                 AT 12-31-01            AT 12-31-01
                               SHARES ACQUIRED    VALUE          EXERCISABLE/           EXERCISABLE/
NAME                             ON EXERCISE     REALIZED      UNEXERCISABLE(1)       UNEXERCISABLE(1)
----                           ---------------   --------   ----------------------  --------------------
Carl E. Jones, Jr. ..........      12,080        $147,731          262,903/204,976   $2,002,070/$380,591
Richard D. Horsley...........           0               0          228,328/ 84,976    1,961,615/ 226,241
Allen B. Morgan, Jr. ........           0               0                0/125,000            0/ 162,500
John I. Fleischauer, Jr. ....           0               0           93,804/ 80,000      600,975/ 176,400
Peter D. Miller..............           0               0          142,500/ 80,000      722,400/ 176,400

---------------

(1) None of the currently exercisable options were granted with tandem SARs.

LONG-TERM INCENTIVE PLAN AWARDS IN 2001

     No performance shares were awarded to Regions' named executive officers in 2001. Information concerning restricted stock awards during 2001 is included in the summary compensation table on page 9.

RETIREMENT PLANS

     The named executive officers are covered by the Regions Financial Corporation Retirement Plan, a qualified defined benefit retirement plan, as complimented by retirement compensation agreements pursuant to its supplemental executive retirement program.

     The following table shows estimated annual benefits payable at retirement, including both qualified plan benefits and supplemental benefits, based on combinations of final compensation and age at retirement.

                               PENSION PLAN TABLE

                                                            AGE AT RETIREMENT
                                     ---------------------------------------------------------------
COMPENSATION                            55         60         62         63         64         65
------------                         --------   --------   --------   --------   --------   --------
$125,000...........................  $ 50,000   $ 62,500   $ 67,500   $ 70,000   $ 72,500   $ 75,000
 150,000...........................    60,000     75,000     81,000     84,000     87,000     90,000
 175,000...........................    70,000     87,500     94,500     98,000    101,500    105,000
 200,000...........................    80,000    100,000    108,000    112,000    116,000    120,000
 250,000...........................   100,000    125,000    135,000    140,000    145,000    150,000
 300,000...........................   120,000    150,000    162,000    168,000    174,000    180,000
 350,000...........................   140,000    175,000    189,000    196,000    203,000    210,000
 400,000...........................   160,000    200,000    216,000    224,000    232,000    240,000
 450,000...........................   180,000    225,000    243,000    252,000    261,000    270,000
 500,000...........................   200,000    250,000    270,000    280,000    290,000    300,000
 550,000...........................   220,000    275,000    297,000    308,000    319,000    330,000
 600,000...........................   240,000    300,000    324,000    336,000    348,000    360,000
 650,000...........................   260,000    325,000    351,000    364,000    377,000    390,000
 700,000...........................   280,000    350,000    378,000    392,000    406,000    420,000
 750,000...........................   300,000    375,000    405,000    420,000    435,000    450,000

     In 2001, compensation covered by the plans for the five highest paid executive officers was as follows: Mr. Jones, $750,000; Mr. Horsley, $357,000; Mr. Morgan, $130,000; Mr. Fleischauer, $320,000; and Mr. Miller, $310,000.

     Benefits are based on average compensation (limited to base salary) over the three years prior to retirement, and are payable as a single life annuity for single participants and a joint and 50% survivor annuity for married participants. Other forms of payment are available on an actuarially equivalent basis. Amounts shown are subject to offset for Company-sponsored long-term disability payments and executive life insurance program cash values exceeding premiums paid. Benefits are not offset by Social Security benefits. Benefits will be reduced or eliminated if the participant terminates employment voluntarily before age 55.

CHANGE OF CONTROL AGREEMENTS

     Certain executive officers of Regions, including the five executive officers named in the compensation table, have change of control agreements with Regions which became effective in 2001. The terms of the agreements, which are identical with respect to all the signatories, are summarized as follows.

     The change of control agreement provides to each signatory executive officer certain protections in the event a "change of control" in Regions occurs. For this purpose, the agreement defines "change of control" to include, generally, the acquisition by any person or group of beneficial ownership of more than 50% of the combined voting power of Regions; a change in composition of the board of directors such that incumbent directors make up less than a majority of the board; completion of a merger, consolidation, or reorganization (subject to exceptions for certain noncontrol transactions); and a liquidation or dissolution of Regions or sale of all or substantially all of its assets.

     Commencing on the date of a change of control and for the three year period following, each signatory executive officer agrees to remain employed by Regions, subject to the terms of the agreement, and to devote reasonable time and attention and reasonable best efforts to perform the responsibilities of the position. Regions agrees that the authority, duties, and responsibilities of each signatory executive officer shall be at least commensurate with those in effect prior to the change of control.

     Also, during such three year period, the base salary of each signatory executive officer may not be less than the base salary in effect prior to the change of control, and the bonus may not be less than the highest bonus in the preceding three years. Each signatory executive will be entitled to participate in all incentive and retirement plans on terms comparable to other peer executives, and to participate in all welfare benefit plans on comparable terms.

     During such three year period following a change of control, Regions may terminate the employment of a signatory executive officer only for "cause," defined generally as willfully failing to perform reasonably assigned duties, or engaging in illegal conduct or gross misconduct which materially injures Regions. The signatory executive officer may terminate employment for "good reason," which includes Regions' reduction of the officer's duties or status, and includes breach of the agreement by Regions.

     If the signatory executive officer terminates employment for good reason, or if the Company terminates employment for other than cause, the Company must pay the executive officer accrued compensation and benefits plus an amount equal to three times the aggregate base salary and highest annual bonus within the past three years. If the executive officer's employment is terminated by death or disability, Regions' liability is limited to benefits and accrued compensation.

     The signatory executive officer may resign for any reason during the 30 day period following the first anniversary of a change of control. In that event, the Company must pay the executive officer accrued compensation and benefits plus an amount equal to three times the aggregate base salary and highest annual bonus within the past three years.

     If any payment under the agreement causes the signatory executive officer to become subject to the excise tax imposed under section 4999 of the Internal Revenue Code, then Regions must make an additional payment such that, after tax on the additional payment, the executive will retain an amount of the additional payment equal to the excise tax.

DIRECTORS' COMPENSATION

     In 2001, directors of Regions were paid an annual directors' fee retainer of $25,000, plus an additional annual retainer of $4,000 for each committee of the board on which a director serves (or $6,000 in the case of the credit committee), and an additional annual chairman's retainer of $2,000 for each committee chairman. Directors who are employees of Regions or its subsidiaries receive no fees for company board membership or attendance at company board or board committee meetings. Directors are reimbursed for the reasonable cost of travel and lodging for attendance at board and committee meetings.

     Non-employee directors of Regions are eligible to participate in Regions directors' deferred stock plan, under which a participating director may elect to defer receipt of the participant's directors' fee retainer, which is invested in Regions common stock and maintained in a rabbi trust. Regions contributes 25% of the amount contributed by each participating director. Receipt and taxability of benefits are deferred until the later of the time the participant reaches age 65 or terminates as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee of the Regions board consisted in 2001 of Mr. Styslinger, Ms. Blair, and Mr. Wilson. In reaching compensation decisions concerning executive officers other than Mr. Jones, the chief executive officer, the committee took into account discussions with and recommendations by Mr. Jones and Regions' senior personnel officer. There is no other involvement by Regions' executive personnel in the committee's deliberations. Mr. Jones did not participate in deliberations and decisions regarding his own compensation.

COMPENSATION COMMITTEE EXECUTIVE COMPENSATION REPORT

     Set forth below is the Executive Compensation Committee Report of the Compensation Committee.

                         EXECUTIVE COMPENSATION REPORT

     General. Under the direct control of the compensation committee of the Regions board, Regions has developed and installed compensation policies, plans, and procedures that seek to enhance the profitability of Regions. Stockholder value is aligned with the financial interests of Regions' senior managers as financial goals are set for each year. Regions recognizes the importance of annual and long-term incentive compensation plans to attract and retain corporate officers and other key employees who are accordingly motivated to perform to the best of their abilities. Both forms of incentive compensation are variable and accordingly reflect corporate, strategic business unit, and individual performance levels that encourage an explicit and continuing focus on increasing profitability and stockholder value.

     The committee's methodology and approach incorporate both qualitative and quantitative considerations, which are reflected in the committee's determinations concerning executive compensation and the specific components thereof. In particular, the total compensation of the executive officers of Regions can be divided into the categories of (i) annual base salary, (ii) annual incentive compensation, and (iii) long-term incentive compensation. In general, and as set forth in greater detail below, annual base salary is intended to be comparable with executive base compensation paid by other similar financial institutions; annual incentive compensation is intended to be tied quantitatively to the achievement by Regions of pre-determined, objective financial performance goals; and share-based grants for long-term incentive compensation are intended to reward the executive recipients with incremental value commensurate with long-term increases in value of Regions Common Stock. The compensation decisions of the committee relative to Regions' principal executive officers, including the five officers named above in the compensation tables, are described below as to each of the three categories.

     Base Salary. Annual base salaries are generally set at competitive levels with similar financial institutions. Specifically the committee considers peer group comparisons from survey data for other financial companies, recommendations from an independent compensation consultant, and individual performance assessments. For executives other than the chief executive officer, the committee also considers the chief executive officer's recommendations. While these factors are fully considered and discussed by the committee, the committee members are not required to express or record the weight they assign to any particular factor. In each instance the committee members reach a consensus and the committee sets a base salary level for each executive.

     In evaluating and establishing the base salaries of the executive officers, the committee, in conjunction with its independent compensation consultant, surveys the base salaries of the corresponding officers of other bank holding companies in a survey group consisting of 18 companies closest to Regions in asset size and deposit size, and also including the two other largest bank holding companies headquartered in Alabama. The committee attempts to establish the base salaries of the named executive officers to be competitive with the base salaries of the corresponding executive officers of the companies in the survey group, based on the most recent information available. Based on data as of October 1, 2000, the information most recently available, the actual base salaries of Regions named executive officers group was slightly below amounts indicated by the survey comparison.

     It should be noted that the survey comparison group is not the same as the group of companies which make up the bank indices presented in the Comparison of Five-year Cumulative Total Return graph included in this Proxy Statement. The committee believes the use of a smaller survey group tailored by asset and deposit size is more valid for salary evaluation purposes, even though not all the survey companies are included in the indices, and even though numerous companies included in the indices are not included in the survey group.

     Based on the survey comparison, advice of an independent compensation consultant, recommendations from the chief executive officer, and an inherently subjective assessment of the comparative contributions of the executive personnel to Regions' continued financial and operating success, the 2001 base salaries for the other named officers were determined by the committee.

     Annual Incentive Compensation. In the first quarter of 2001, the compensation committee approved Regions' 2001 annual performance goals, as prepared by Regions' comptroller, and as used for the purpose of determining potential annual incentive compensation for the executive officers. The performance goals were quantitative in nature, resulting in an incentive plan formula that was weighted towards their overall importance in attaining Regions' annual profit plan, and focused on the accomplishment of financial objectives, before certain nonrecurring items, in the areas of: earnings per share, minimizing growth in non-interest expense, consolidated interest margin, total non-interest income, and combined revenues of Regions' securities subsidiaries Morgan Keegan and Regions Investment Company. Regions exceeded threshold levels in all five company-wide performance goals. Regions exceeded target performance in three of the goals. Based on the various levels of goal achievement, the chief executive and the other named officers received cash incentive awards as a formula driven percentage of 2001 base salary levels.

     Long Term Incentive Compensation. During 2001, the compensation committee evaluated the merits of granting the chief executive officer, the named officers and other key employees, further awards under Regions' long term incentive plans. These plans provide the flexibility to grant long-term incentives in a variety of forms, including stock options, performance shares and restricted stock. With respect to stock-based compensation, the compensation committee placed relatively more reliance on the advice of Regions' independent consultant than in the cases of base salary and non stock-based compensation. As intended with the establishment of the plans, the committee believes that it is highly desirable to increase management's equity ownership interest in Regions. The committee further believes that its incentive awards under the plans successfully focused and committed Regions' management on building profitability and stockholder value. The primary purpose of LTIP awards is to encourage management members to take long-term steps to achieve and sustain earnings per share and return on equity objectives. Accordingly, the committee further awarded LTIP grants during 2001, including the award of performance accelerated restrictive shares, which are designed to accelerate vesting in return for an increased level of total shareholder return. The committee, based on information from surveys and its independent consultant, also awarded the overall 2001 grant at a level of approximately 150% that of the 2000 grant. This was done in order to bring the LTIP program to a competitive level with that of other peer institutions. The grants also were issued with a graduated vesting schedule of three years.

     In establishing the LTIP awards for the named officers, senior management and other key employees, the committee reviewed with the chief executive officer the recommended individual awards, considering the scope of accountability, financial goals, and anticipated performance requirements and contributions expected of the participants. The committee also took into account the number and size of LTIP awards and stock options already held by executive officers considered for additional awards.

     Compensation of Chief Executive Officer. In deliberating the compensation of the Chief Executive Officer, the committee adheres to the same basic methodology and approach applied to executive compensation generally. Accordingly, the base salary determination reflects the peer group survey comparison described above, the annual incentive compensation is based on an objective formula and tied to Regions' achievement of pre-determined, quantitative financial goals, and the realization of long-term incentive compensation, by its nature, is aligned with the realization of long-term stockholder value.

     In addition, the committee, in deliberating the chief executive officer's base compensation, takes into account other factors, most notably, total compensation target, individual performance and general market factors. The committee set Mr. Jones' base salary for 2001 at a level it concluded would be appropriate in light of the circumstances the committee considered, while recognizing that his base salary would remain in the low end of the range of salaries of chief executives of comparable bank holding companies.

     LTIP awards for Mr. Jones were set separately and independently of his participation, based on ownership and total compensation objectives that reflected data from selected peer companies, his total compensation, and the committee's desire to set appropriate long-term performance objectives.

     Summary. The compensation committee of the board of directors remains dedicated to ensuring that Regions' overall compensation program for its executive officers, senior management and other key employees is properly designed to:

     - Attract, motivate, and retain outstanding contributors;

     - Maintain a base salary structure that is competitive in Regions' marketplace;

     - Link annual incentive awards with specific performance targets that yield superior results; and

     - Provide long-term incentive awards that couple management ownership with stockholder value.

     Section 162(m) of the Code imposes certain limitations on the deductibility by Regions for federal income tax purposes of compensation amounts paid to highly paid executives. The committee is aware of the potential effects of
Section 162(m) of the Code. The committee has concluded that ensuring deductibility under Section 162(m) is not as important as structuring incentive compensation based on methodology and factors it deems appropriate. The committee has chosen not to distort its methodology and application of the factors it believes pertinent so as to ensure that all executive compensation is deductible under Section 162(m). While the committee intends that Regions' compensation plans will meet, to the extent practical, the prerequisites for deductibility under Section 162(m), if it develops that a portion of the compensation of one or more executive officers is not deductible under Section 162(m), then the committee expects that Regions would honor its obligations to the executive officers under the compensation arrangements approved by the committee.

     The compensation committee will continue to review and evaluate compensation programs at least annually. When and where appropriate, the committee will consult with independent compensation consultants, legal advisors, and Regions' public accounting firm with respect to the proper design of the program toward achieving Regions' objectives as set forth by the chief executive officer and the Regions board.

     This report furnished by:
          Lee J. Styslinger, Jr., Chairman
          Sheila S. Blair
          C. Kemmons Wilson, Jr.

FINANCIAL PERFORMANCE

     Set forth below is a graph comparing the yearly percentage change in the cumulative total return of Regions' common stock against the cumulative total return of the S & P 500 Index, the NASDAQ Banks Index, and the S & P Banks Index for the past five years. This presentation assumes that the value of the investment in Regions' common stock and in each index was $100 and that all dividends were reinvested. Regions has not previously included the S & P Banks Index in this presentation. Given Regions' present size, geographic coverage, and Regions' plan to list its common stock on the New York Stock Exchange, Regions believes the S & P Bank Index is now more appropriate for comparison purposes.

                              (PERFORMANCE GRAPH)

                                    12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
          Regions                   $100.00    $166.50    $163.00    $104.70    $119.30    $135.90
          S&P 500 Index             $100.00    $133.50    $172.20    $208.50    $190.00    $167.60
          NASDAQ Bank Index         $100.00    $167.40    $166.30    $159.90    $182.40    $197.40
          S & P Banks Index         $100.00    $144.00    $154.00    $134.00    $158.00    $159.00

OTHER TRANSACTIONS

     Directors and officers of Regions and their associates were customers of, and had transactions with, the affiliate banks in the ordinary course of business during 2001; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions are outstanding loans and commitments from the affiliate banks, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Regions retained during 2001 and prior years and proposes to retain in the future on behalf of the Company or certain of its subsidiaries the law firms Lange, Simpson, Robinson, & Somerville LLP, of which director Henry E. Simpson is a partner. During 2001, the Company or its subsidiaries paid legal fees of $2.5 million to the firm of Lange, Simpson, Robinson & Somerville LLP.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors and the Audit Committee have selected Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2002. The Board of Directors recommends that the stockholders ratify the selection of Ernst & Young. Ernst & Young (or its predecessor) has served as the Company's independent auditors since the Company's inception in 1971.

     Ernst & Young LLP has been engaged to provide auditing services and also to provide tax services and general accounting advice. In making this selection, the Board of Directors and the Audit Committee considered whether the engagement by the Company of Ernst & Young for services other than audit services is compatible with Ernst & Young's independence.

     A representative of the firm will be present at the stockholders' meeting to make a statement if he or she so desires and to respond to appropriate questions from stockholders.

                           PROPOSALS OF STOCKHOLDERS

     Proposals by stockholders intended to be presented at Regions 2003 annual meeting of stockholders must be received by Regions not later than December 11, 2002, for consideration for possible inclusion in the proxy statement relating to that meeting.

                                 OTHER BUSINESS

     Regions does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the board of directors.

                                          By Order of the Board of Directors

                                          /s/ Samuel E. Upchurch, Jr.

                                          Samuel E. Upchurch, Jr.
                                          Corporate Secretary

Dated April 10, 2002

                          REGIONS FINANCIAL CORPORATION
                                  P.O. BOX 10247
                          BIRMINGHAM, ALABAMA 35202-0247

 P

 R

 O               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 X
                 The undersigned hereby appoints Carl E. Jones, Jr., Richard
 Y D. Horsley, and Samuel E. Upchurch, Jr., and each or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated on the reverse side, all the shares of common stock of Regions Financial Corporation ("Regions") held of record by the undersigned on April 1, 2002, at the Annual Meeting of stockholders to be held May 20, 2002, or any adjournment thereof. This card also constitutes voting instructions for all shares beneficially owned and votable, if any, by the undersigned as a participant in the Regions Financial Corporation Dividend Reinvestment Plan, 401(K) Plan (including the Supplemental 401(K) Plan) and/or Directors Stock Investment Plan and held of record by the administrators and trustees of such Plans. If no direction is made as to the manner of voting, the proxy will be voted for the nominees listed in Item 1 and for Item 2.

                 Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Regions at the meeting of the stockholder's decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by submission of a properly executed subsequently dated proxy or by written notice to Regions for receipt prior to the Annual Meeting.

                                                               SEE REVERSE SIDE
------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

     PLEASE MARK YOUR
 [X] VOTES AS IN THIS
     EXAMPLE.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.


                  FOR           WITHHELD                                                                       FOR  AGAINST ABSTAIN
1. Election of    [ ]            [  ]     To elect the three nominees for   2. To ratify the Board of
   Directors                              director of Regions listed below:    Directors' selection of         [ ]    [  ]    [ ]
                                          01 Sheila S. Blair,                  Ernst & Young LLP as
For, except vote withheld from            02 Allen B. Morgan, Jr. and          independent auditors of
the following nominee(s):                 03 C. Kemmons Wilson, Jr.            Regions for the year ending
                                                                               December 31, 2002.


                                                                            3. In their discretion on such other business as may
                                                                               properly come before the meeting or any adjournment
                                                                               thereof.


                                                                             Please sign exactly as name appears on this card. When
                                                                             signing as attorney, executor, administrator, trustee
                                                                             or guardian, please give full title. If shares are
                                                                             held jointly, each holder must sign.

                                                                             Please complete, date, sign and mail this proxy
                                                                             promptly in the enclosed postage-prepaid envelope.


                                                                             ------------------------------------------------------

                                                                                                                             2002
                                                                             ------------------------------------------------------
                                                                             SIGNATURE(S)                                 DATE


-----------------------------------------------------------------------------------------------------------------------------------

                                                  FOLD AND DETACH HERE

                                 REGIONS FINANCIAL CORPORATION

         Regions stockholders can now vote their shares either by telephone or in the Internet. This eliminates the need to return the proxy card. To vote your shares over the telephone or the internet you must have your proxy card and SSN available. The series of numbers that appear in the box above must be used to access the system.

         1. To vote over the telephone: On a touch-tone telephone call 1-(877)-PRX-VOTE (1-877-779-8683), 24 hours a day, seven days a week.

         2. To vote over the Internet: Log onto the Internet and go the website www.eproxyvote.com/rgbk.

                  Your vote over the telephone or the internet authorizes the named proxies in the same manner as if you marked, signed, dated and returned your proxy card. If you choose to vote your shares over the telephone or the internet, there is no need for you to mail back the proxy card.

Regions Financial Corporation                         RSVP Card for May 20, 2002
                                                      Annual Meeting

I am a registered stockholder of Regions Financial Corporation and plan to attend the 2002 Annual Meeting of Stockholders.

NAME(PLEASE PRINT NAME AS SHOWN ON PROXY CARD

                                    NUMBER AND STREET
MAILING ADDRESS

                                    CITY, STATE, AND ZIP CODE

DAYTIME PHONE                       EMPLOYEE
                                    / / yes   / / no

I will be accompanied by ___ guest(s) (names and relationships)